Supplement to the
Fidelity Value
Discovery Fund
September 29, 2006 Prospectus

The following information replaces the information found under the heading "Fee Table" in the "Investment Summary" section on page 5.

Annual operating expenses (paid from fund assets)

Management fee	0.62%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.32%
Total annual fund operating expenses	0.94%

FVD-07-01 March 30, 2007
1.795326.103